UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway		95403
Santa Rosa	CA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Common Stock, par value $0.01 per share	KEYS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Principal Accounting Officer
On May 30, 2023, Keysight Technologies, Inc. (the “Company”) announced that on May 18, 2023, the Keysight Technologies, Inc. Board of Directors (the “Board”) appointed Lisa Poole, 57, to serve as the Company’s Vice President and Chief Accounting Officer and Corporate Controller, effective August 1, 2023. From March 2014 through April 2021, Ms. Poole served as the Company’s Director, External Financial Reporting. From May 2021 through April 2022, she served as Senior Director, Global Financial Reporting and Compliance; and has been serving as Vice President, Assistant Corporate Controller since May 2022.

In connection with Ms. Poole’s appointment, the Compensation and Human Capital Committee of the Board of Directors (the “Committee”) approved an increase in her annual base salary to $315,000, effective August 1, 2023. The Committee also increased Ms. Poole’s target award percentage under the Keysight Technologies Inc. Performance-Based Compensation Plan for Non-Covered Employees to 60% of Ms. Poole’s annual base salary. In addition, the Committee granted Ms. Poole (i) 359 time-based Restricted Stock Units (RSUs); and (ii) performance-based stock units of Keysight common stock in the target amount of 484 shares. The RSU and performance-based stock unit awards are subject to the standard terms and conditions of the Company’s forms of equity grant agreement under the Keysight Technologies, Inc., 2014 Stock Plan. The time-based RSUs will vest 25% per year and are fully vested on the fourth anniversary of the grant date. The performance-based stock unit award will vest on October 31, 2025 with the actual payout ranging between 0% and 200% of the target based on Keysight’s actual performance against performance metrics established by the Committee for the three-year period ending on October 31, 2025.

In connection with her appointment, Ms. Poole will enter into the Company’s standard form of change in control agreement and standard form of indemnification agreement.

There are no arrangements or understandings between Ms. Poole and any other person pursuant to which Ms. Poole was appointed an executive officer. There are no transactions in which Ms. Poole has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ JoAnn Juskie
	Name:	JoAnn Juskie
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: May 31, 2023
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